UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 3, 2025

QCR HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Commission File Number: 0-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street
Moline, Illinois 61265

(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John H. Anderson Consulting Services Agreement

QCR Holdings, Inc. (the “Company”) previously announced on May 20, 2024, that John H. Anderson would retire from his roles as Chief Deposit Officer for the Company and as Chief Executive Officer for the Company’s wholly-owned bank subsidiary, Quad City Bank and Trust Company (“QCBT”), effective January 3, 2025 (the “Retirement”). In connection with the Retirement, on May 20, 2024, the Company, QCBT, and Mr. Anderson entered into an Addendum to Mr. Anderson’s Employment Agreement with QCBT and the Company dated January 9, 2019 (together, the “Employment Agreement”).

On January 3, 2025, QCBT and Mr. Anderson further entered into a Consulting Services Agreement (the “Agreement”), pursuant to which Mr. Anderson will provide certain consulting services to QCBT until December 31, 2025. Services to be provided under the Agreement include advice and consultation on business development, employee coaching and mentoring and other similar matters as necessary to aid in the transition required by the Retirement. Pursuant to the terms of the Agreement, in addition to and separately from any benefits Mr. Anderson is entitled to under the Employment Agreement, he will receive a monthly consulting retainer throughout the duration of the Agreement, as well as reimbursement for certain expenses.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Consulting Services Agreement, dated January 3, 2025, between Quad City Bank and Trust Company and John H. Anderson.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2025	QCR HOLDINGS, Inc.

	By:	/s/ Todd A. Gipple
	Name:	Todd A. Gipple
	Title:	President and Chief Financial Officer